AGREEMENT

     THIS AGREEMENT ("Agreement") is entered into between Transocean Inc. ("Parent"), Transocean Offshore Deepwater Drilling Inc. (the "Company") and J. Michael Talbert (the "Executive"), dated as of October 10, 2002 (the "Effective Date").

     WHEREAS, the Company, and The Executive have previously entered into an Employment Agreement dated effective September 22, 2000 ("Employment Agreement") which replaced an employment agreement dated effective May 14, 1999 (the "Prior Employment Agreement"); and

     WHEREAS, after approval and action by the Board of Directors of Transocean Inc. and in light of management changes and the Executive's change in employment duties, the Executive and Company wish to revoke the Employment Agreement in exchange for the consideration set forth herein.

     NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

     1.   CHANGE  IN  POSITION.  Effective as of the date of this Agreement, the
          --------------------
          Executive  agrees  to  resign as Chief Executive Officer of Transocean
          Inc. and assume the title and duties of Chairman of the Board of Directors of Transocean Inc. The Executive agrees to remain as Chairman of the Board until the earlier of (a) any regularly scheduled meeting of the Board held in October 2004, or (b) October 16, 2004, at which time the Executive shall tender the Executive's resignation as Chairman for action by the Board.

     2.   EMPLOYMENT  STATUS.  Unless terminated for Cause, the Executive agrees
          ------------------
          to continue as an employee of Company until October 16, 2004, at which time the Executive shall take Early Retirement under the terms of Company's qualified defined benefit retirement plan (the "Retirement Plan"). Company retains the right, however, to terminate the Executive's employment at any time and for any reason provided that in the event that the Executive is terminated by Company for other than Cause or Executive terminates his employment due to a Constructive Termination, then Company agrees to make a lump sum cash payment equal to the excess of (a) the actuarial equivalent of the benefit under the Retirement Plan (utilizing actuarial assumptions no less favorable to the Executive than those in effect under Company's Supplemental Retirement Plan immediately prior to termination and assuming benefits commence on October 16, 2004), and any excess or supplemental retirement plan in which the Executive participates (together, the "SERP") which the Executive would receive if the Executive's employment continued until October 16, 2004 assuming for this purpose that all accrued benefits are fully vested and assuming that the Executive's compensation is as set forth in Section 3 herein over (b) the actuarial equivalent of the Executive's actual benefit (paid or payable), if any, under the Retirement Plan and the SERP as of the date of termination.

     3.   BENEFIT  PLANS.  While employed by Company, the Executive shall remain
          --------------
          eligible to participate in any of the incentive, savings and retirement plans, practices and programs and/or welfare benefit plans, practices, policies and programs offered to other senior executives of Company with the exception that the Executive shall not receive any further equity awards under the Transocean Long Term Incentive Plan. Furthermore, effective as of October 16, 2002, the Executive's salary shall be reduced to $475,000 per year and the Executive's target bonus opportunity reduced to 45%. Accordingly, the Executive's bonus for 2002 will thus be proportionately adjusted based upon these changes. It is understood that the Executive's new duties will occupy no more than 50% of the Executive's available time. The Executive's compensation shall be reviewed each May and December and adjusted as deemed appropriate by the Executive Compensation Committee of Transocean Inc. in its sole discretion.

     4.   OPTIONS.  Unless  the  Executive  is  terminated  for  Cause,  if  the
          -------
          Executive is no longer employed by Transocean for any reason including but not limited to voluntary termination, then all options outstanding at the time of such termination shall become immediately exercisable and shall remain exercisable for the remainder of their terms. If the Executive is terminated for Cause, then the provisions of the grants shall remain unchanged and operate accordingly.

     5.   PAYMENT  TO  THE  EXECUTIVE.
          ---------------------------

          a. Subject to the terms of this Agreement, the Company agrees to pay to the Executive an aggregate amount of $4,877,593 ("the Principal Amount"), together with accrued interest. This amount shall be paid in three installments, with one-third of the Principal Amount, plus accrued interest, paid on the first business day following each of October 15, 2002, October 15, 2003 and October 15, 2004. Interest shall accrue on the outstanding balance from January 1, 2001, through the date of each payment, at 120% of the short-term Applicable Federal Rate for January, 2001, compounded semi-annually, as published by the Internal Revenue Service for purposes of Section 1274(d) of the Internal Revenue Code of 1986. The Executive specifically agrees and acknowledges that the payments set forth in Section 5 of this Agreement are not includable in determining the amount payable under the Company's Retirement Plan and/or Supplemental Retirement Plan.

          b. Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company, the Parent and any affiliated company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this
               Section 5) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. Notwithstanding the foregoing provisions of this Section 5(b), if it shall be determined that the Executive is entitled to a Gross-Up Payment, but that the Payments do not exceed 110% of the greatest amount (the "Reduced Amount") that could be paid to the Executive such that the receipt of Payments would not give rise to any Excise Tax, then no Gross-Up Payment shall be made to the Executive and the Payments, in the aggregate, shall be reduced to the Reduced Amount.

          c. Subject to the provisions of Section 5(d), all determinations required to be made under this Section 5(b)-(e), including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment, and the assumptions to be utilized in arriving at such determination, shall be made by Ernst & Young, L.L.P. or such other certified public accounting firm as may be designated by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 5, shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of
               Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment") consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 5(d) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

          d. The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

               (i) Give the Company any information reasonably requested by the Company relating to such claim;
               (ii) Take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;
               (iii)  Cooperate  with  the  Company  in  good  faith  in  order effectively  to  contest  such  claim;  and
               (iv) Permit  the  Company  to  participate  in  any  proceedings relating  to  such  claim;

               provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 5(d), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

          e. If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 5(d), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 5(d)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 5(d), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

     6.   OTHER  PAYMENT  PROVISIONS.
           --------------------------

          a.   Termination.  If  (i)  the  Executive  voluntarily  terminates
               -----------
               employment with the Company and all companies controlled by, controlling or under common control with the Company (the "TSF Group") for any reason or (ii) Executive is terminated by Company for other than Cause or (iii) Executive leaves as a result of Death or Disability prior to the first business day following October 15, 2004 (the "Expiration Date"), the Executive shall nevertheless receive a lump sum cash payment equal to the unpaid Principal Amount, plus accrued interest to the date of payment, as determined in accordance with Section 5(a). The Company shall also pay any amounts due pursuant to Section 5(b)-(e) of this Agreement.

          b.   Cause.  If  the  Executive's  employment  with  the  TSF Group is
               -----
               terminated for Cause prior to the Expiration Date, the Executive shall have no right to any further payments under Section 5 and such unpaid installments will be forfeited.

     7.   EFFECT  ON  EMPLOYMENT  AGREEMENT.  From and after the Effective Date,
          ---------------------------------
          this Agreement shall supersede any other agreement between the parties with respect to the subject matter hereof, in particular, the Employment Agreement previously entered into between the parties, and the Employment Agreement shall have no further force or effect.

     8.   CONFIDENTIAL  INFORMATION.  The  Executive  shall  hold in a fiduciary
          --------------------------
          capacity for the benefit of the TSF Group all secret or confidential information, knowledge or data relating to the TSF Group, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the TSF Group and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the TSF Group, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 8 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

     9.   SUCCESSORS.
          -----------

          a. This Agreement is personal to the Executive and without the prior written consent of the Company and Parent shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

          b. This Agreement shall inure to the benefit of and be binding upon the Company and Parent and their successors and assigns.

          c. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any respective successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     10.  MISCELLANEOUS.
          -------------

     a. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

          b. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               If to the Executive:

               J. Michael Talbert
               4 Greenway Plaza
               Houston, Texas 77046
               If to the Company or Parent:

               Transocean Offshore Deepwater Drilling Inc.
               4 Greenway Plaza
               Houston, Texas 77046
               Attention: General Counsel

               or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

          c. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          d. The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

          e. The Executive's, the Company's or Parent's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive, the Company or Parent may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

          f. Executive and the Company acknowledge that, except as may otherwise be provided under any other written agreement between the Executive and the Company, the employment of the Executive by the Company is "at will" and the Executive's employment may be terminated by either the Executive or the Company at any time.

     11.  CERTAIN  DEFINITIONS.
          --------------------

          a. Cause. For purposes of this Agreement, "Cause" shall mean: (i) the willful and continued failure of the Executive to perform substantially the Executive's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Executive by the Parent Board (as defined herein) or the Chief Executive Officer of the Company which specifically identifies the manner in which the Parent Board or the Chief Executive Officer of the Company believes that the Executive has not substantially performed the Executive's duties; or (ii) the willful engaging by the Executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to the TSF Group. For purposes of this provision, no act or failure to act, on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the TSF Group. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Parent Board or upon the instructions of the Chief Executive Officer or a senior officer of Parent or the Company or based upon the advice of counsel for Parent or the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive, in good faith and in the best interests of the TSF Group. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Parent Board at a meeting of the Parent Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Parent Board), finding that, in the good faith opinion of the Parent Board, the Executive is guilty of the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail. As used in this Section, "Parent Board" means the board of directors of the Parent, except that in the event that the Parent no longer owns 50% of the outstanding voting securities of the Company, then the Parent Board shall mean the Board of Directors of the Company.

          b.   Notice  of Termination. Any termination by the Company for Cause,
               -----------------------
               or by the Executive due to a Constructive Termination, shall be communicated by Notice of Termination to the Executive in accordance with Section 10.b. of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision of this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination is other than the date of receipt of such notice, specifies the termination date (which date shall not be more than thirty days after the giving of such notice). The failure by the Company or the Executive to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Constructive Termination or Cause shall not waive any right of the Company hereunder or preclude the Executive or the Company from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

          c.   Constructive  Termination.  For  purposes  of  this  Agreement,
               -------------------------
               "Constructive Termination" shall mean a voluntary termination of employment by the Executive that occurs within 60 days after (i) a substantial diminution in the Executive's position, authority, duties and responsibilities, taken as a whole, excluding for this purpose changes in office, title and/or reporting requirements which are determined by the Chief Executive Officer of Parent to be primarily attributable to reorganization of responsibilities following significant corporate events or (ii) a substantial reduction in Executive's base salary as in effect on the Effective Date excluding for this purpose any across-the-board reductions that similarly affect officers of the Company and taking into account the scope of the Executive's duties from time to time.

          d.   Date  of  Termination.  "Date  of  Termination"  means (i) if the
               ---------------------
               Executive's employment is terminated by the TSF Group for Cause, or by the Executive due to a Constructive Termination, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by the TSF Group other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Executive of such termination, (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

          e.   Disability.  "Disability" means the absence of the Executive from
               ----------
               the Executive's duties with the TSF Group on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representatives.

          f.   Disability  Effective Date. "Disability Effective Date" means the
               --------------------------
               30th day after the Executive receives notice from any member of the TSF Group of the Executive's termination of employment due to Disability.

     IN WITNESS WHEREOF, the parties hereto have evidenced their consent to the terms of this Agreement, as set forth below.

                                               EXECUTIVE

                                               /s/  J. Michael Talbert
                                               ---------------------------------
                                               J. Michael Talbert


                                               TRANSOCEAN OFFSHORE
                                               DEEPWATER DRILLING INC.

                                               /s/  Eric B. Brown
                                               ---------------------------------
                                               By:  Eric B. Brown


                                               TRANSOCEAN INC.

                                               /s/  Eric B. Brown
                                               ---------------------------------
                                               By:  Eric B. Brown